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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported): May 23, 2001

                             VISUAL DATA CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

  FLORIDA                         000-22849                   65-0420146
----------------                ------------                ---------------
(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)                Identification
incorporation)                                              Number)


                 1291 SW 29 AVENUE, POMPANO BEACH, FLORIDA 33069
           -----------------------------------------------------------
                   (Address of executive offices and Zip Code)

Registrant's telephone number, including area code: (954)917-6655

                                 NOT APPLICABLE
                           --------------------------
          (Former name or former address, if changed since last report)




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Item 5. Other Events and Regulation FD Disclosure.

         On May 23, 2001 Visual Data Corporation sold an aggregate of 730,638 shares of its common stock and a warrant to purchase 146,128 shares of its common stock for an aggregate purchase price of $1.5 million in a private transaction exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(2) of said act and Regulation S promulgated thereunder. The purchaser was an accredited investor. The three year warrant is exercisable at $2.76 per share which was the closing price of Visual Data's common stock on the date of the transaction. Montauk Financial, Inc. acted as placement agent in the transaction, and we paid compensation of $156,000 in cash and three year placement agents warrants exercisable into 100,000 shares of our common stock at an exercise price of $2.76 per share. The placement agent warrants contain registration rights.

         The Securities Purchase Agreement contains certain anti-dilution provisions if Visual Data should issue common stock or instruments convertible or exercisable into common stock (excluding certain Exempt Issuances as set forth in the Securities Purchase Agreement which includes the conversion of Visual Data's outstanding 6% convertible debentures) at a price per share or an exercise price per share less than $2.053. This anti-dilution provision terminates upon the effectiveness of the registration statement described below.

         The Securities Purchase Agreement also contains a reset provision. In the event that on the earlier of the effective date of the registration described below or the first annual anniversary of the closing date the average of the closing bid prices for Visual Data's common stock for the 20 trading days immediately preceding such date is less than $2.053 per share, then Visual Data is obligated to issue additional shares of common stock to the purchaser equal to the greater of (i) the product derived by multiplying (A) 85% by (B) the average of the closing bid prices for Visual Data's common stock for the 20 trading days immediately preceding such date or (ii) $1.0265 per share; provided, however, that in no event shall the reset price be greater than $2.053 per share. This reset provision terminates upon the effectiveness of the registration statement described below.

         Visual Data has granted the purchaser certain rights of first refusal for future financings by Visual Data, and agreed to file a registration statement with the SEC to permit the public resale of the common stock, including the shares issuable upon the exercise of the warrant, within 45 days from the closing date of the transaction. Visual Data has agreed to use its best efforts to have the registration statement declared effective within 90 days from the filing date.

         In the event Visual Data fails to satisfy the registration rights granted to the purchaser, except as a direct result of the actions or inactions of the purchaser, Visual Data agreed to pay the purchaser liquidated damages (x) for every 30-day period following the

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occurrence of such Registration Default (as defined in the Registration Rights
Agreement) in an amount determined by multiplying (i) $0.041 per common share then held by the purchaser by (ii) the percentage derived by dividing (A) the actual number of days elapsed from the later of such Registration Default or the last day of the prior 30-day period, as applicable, to the day such Registration Default has been completely cured by (B) 30, in cash, or at the purchaser's option, in the number of shares of Visual Data's common stock, if such issuance will not violate the rules of the Nasdaq Market, equal to the quotient of (v) the dollar amount of the liquidated damages on the payment date by (w) the closing bid price of Visual Data's common stock as of the date of the Registration Default.

         The purchaser has also agreed to certain lock-up provisions as they related to the shares of common stock, including the shares issuable upon the exercise of the warrant, purchased from Visual Data. From the later of the closing date through the 90th calendar day following the closing date or the 30th calendar day following the effective date of the registration, the purchaser agreed not sell, transfer or dispose the common shares, nor to enter into any hedging transactions, short sales or options or other transaction with broker-dealers or any other third party which requires the delivery to the broker-dealer or third party of the shares to be registered under the registration statement which the broker may resell pursuant to the effective registration statement. From the date which is the later of (i) the 91st calendar day following the closing date or (ii) the 31st calendar day following the effective date of the registration statement through a date which is the later of (i) the 120th calendar day following the closing date or (ii) the 60th calendar day following the effective date of the registration statement, the purchaser shall have the right to transfer, sell or dispose, in any manner whatsoever, pursuant to a registration statement or pursuant to an exemption from registration under the Securities Act of 1933 50% of the common shares purchased by the purchaser and 50% of the shares underlying the warrant. From the date which is the later of (i) 121 calendar days following the closing date or (ii) 61 calendar days following the effective date of the registration statement, the purchaser shall have the right to transfer, sell or dispose, in any manner whatsoever, pursuant to a registration statement or pursuant to an exemption from registration under the Securities Act of 1933, 100% of the common shares then held by the purchaser and the shares underlying the warrant. The lock-up restrictions cease to apply from the date which is the 180th calendar day following the closing date.

Item 7. Financial Statements and Exhibits

         Financial Statements:

         (c)      Exhibits

Exhibit No.                            Description
-----------                            ------------

 4.1                       Form of Common Stock Purchase Warrant
10.1                       Form of Securities Purchase Agreement
10.2                       Form of Registration Rights Agreement




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Visual Data Corporation




Date: May 29, 2001                     By: /s/ Randy S. Selman
                                           -------------------------------------
                                           Randy S. Selman, President and
                                           Chief Executive Officer








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